Bank of America Merrill Lynch

Banking & Financial Services Conference

November 11, 2009

TaylorCapitalGroup

Exhibit 99.1

2 2
Forward-Looking Statement
This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include expressions such as “may,” “might,” “plan,” “prudent,”
“potential,” “should,” “will,” “expect,” “anticipate,” “believe,” “intend,” “could,” and
“estimate,” and reflect our current expectations and projections about future events. Actual results could materially differ from those presented due to a variety of internal and external factors. Except as required by the SEC, we undertake no obligation to release revisions or report events or circumstances after the date of this presentation. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in our SEC filings, including, but not limited to, our report on Form 10-K; our reports on Form 10-Q; and other filings.
Copies of these filings may be obtained on our website at
www.taylorcapitalgroup.com
or the SEC’s website at
www.sec.gov.

McHenry
Lake
DeKalb
Kane
DuPage
Wheeling
Old Orchard
Skokie
Milwaukee
Loop
Ashland
Burbank
Cook
Kendall
Will
Grundy

TaylorCapitalGroup

3 3
Taylor Capital Group
•
Holding company for Cole Taylor Bank
– Chicago’s ninth largest bank
– 421 employees
– Nine banking centers
– $4.5 billion in assets
•
Segment-focused
commercial lender
– Chicago’s banking specialist
for closely-held businesses

4 4
Building on Our Legacy
•
Founded by business owners for business owners
in 1929
•
Evolved through three generations of family
management
•
Refocused on core commercial lending business
– Shed non-strategic activities
– Market disruption offered significant opportunity
– Invested in senior management, commercial and credit
talent
– Raised capital
– Added locally connected, experienced Board members

Experienced Leadership

Name	Age	Title	Years in Banking
Bruce W. Taylor	54	Chairman	30
Mark A. Hoppe	55	President, Chief Executive Officer	32
Randall T. Conte	49	Chief Financial Officer, Chief Operating Officer	14
John J. Lynch	62	Vice Chairman	39
Michael J. Morton	47	Chief Credit Officer • 4 new members of senior credit team	22
Larry Ryan	50	Chief Lending Officer • 50+ in-market experienced lenders	28
Michael D. Sharkey	55	Executive Vice President, Asset Based Lending • 14 experienced asset based lending staff	31

TaylorCapitalGroup

5 Focus on Core Commercial Business 5

6
Focus on
Core Commercial Business
•
Experienced new directors
– Harrison I. Steans
• Former Chairman, LaSalle National Bank and NBD Illinois
– Jennifer W. Steans
• President, Financial Investments Corp.
• Chairman, USAmeribancorp, Inc.
– Michael H. Moskow
• Past President & CEO, Federal Reserve Bank of Chicago
– M. Hill Hammock
• Former Vice Chairman & COO, LaSalle Bank
– C. Bryan Daniels
• Co-founder and Principal, Prairie Capital, L.P.
6

7 7
Raised Capital
•
Strategic opportunity to expand core business
•
Recognized need for capital early
•
Raised $120 million of capital in September, 2008
– $60 million convertible preferred stock at Taylor Capital
Group
– $60 million in units composed of:
• Subordinated debt at Cole Taylor Bank
• Warrants to purchase shares of Taylor Capital Group
•
Received $105 million in TARP capital from U.S.
Treasury in November, 2008

$4,000
$3,000
$2,000
$1,000
$0
$2,385
$1,514
$871
2005
$2,501
$1,544
$957
2006
$2,533
$1,475
$1,058
2007
$3,233
$1,477
$1,756
2008
$3,214
$1,475
$1,739
1Q09
$3,177
$1,482
$1,696
2Q09
$3,114
$1,505
$1,609
3Q09
Commercial & Industrial (Incl. Owner Occupied Commercial Real Estate)
All Other

TaylorCapitalGroup

8 8 Early Results: Strategic Loan Growth

at 12/31/07
6.8 %
7.1 %
19.5%
41.8%
24.9%
at 12/31/08
5.6 %
4.9 %
10.8%
54.3%
24.4%
at 09/30/09
5.2 %
7.5 %
8.7%
51.7%
27.0%
Commercial & Industrial (Incl. Owner Occupied Commercial Real Estate)
Commercial Real Estate (Non-Owner Occupied and Multifamily Income)
Residential Construction
Commercial Construction
Mortgage / Consumer

TaylorCapitalGroup

9 9 Early Results: Improved Loan Mix Total $2,533,333 Total $3,233,260 Total $3,114,253

10
Early Results:
Growth in Relationships
•
Commercial banking
– 333 new commercial banking relationships
– $1.2 billion in new loan fundings
– $361 million in new deposits
•
Asset based lending
– 6 offices
– $302 million in new loan commitments
– $154 million in new loan fundings
– $4.7 million in closing fees
– $18.0 million in deposits
10

11 Early Results: Relationship Profitability • Implemented floors on new credits • Executing more swaps • Acquiring customer deposit and cash management business • Selling more services per client 11

12 12 Marketplace Trends • Competition for new business heating up • Floors at competitor banks reduced or eliminated • Asset quality deteriorated at local institutions in Q309

13
Marketplace Trends: Our Response
•
Cole Taylor Bank will respond to these trends with
continued focus on:
– Asset quality
– Deposit generation
– Cash management / fee income
– Pricing discipline
– Controlled growth

14 14
2010 Continued Focus:
Asset Quality
•
Economic challenges serious and ongoing
•
Experienced lenders know clients, market
•
Credit team averaging 25+ years experience
•
Aggressive approach towards recognizing,
reserving and charging off problem credits
•
Enhanced loss mitigation through ABL
•
Reserve to nonaccruals above peers
•
Proactive approach to disposition of NPA

Residential Construction and Land	12/31/07	12/31/08	9/30/09	Change: 12/31/07 – 9/30/09
Land	$68,187,830	$52,321,653	$41,263,194	-$26,924,636
Land Under Development	$23,328,608	$22,121,377	$16,840,343	-$6,488,265
Construction	$401,263,649	$275,555,231	$211,729,421	-$189,534,228
TOTAL	$492,780,087	$349,998,261	$269,832,958	-$222,947,129

$70,000,000
$52,500,000
$35,000,000
$17,500,000
$0
12/31/07
12/31/08
9/30/09

$25,000,000
$18,750,000
$12,500,000
$6,250,000
$0
12/31/07
12/31/08
9/30/09

$500,000,000
$375,000,000
$250,000,000
$125,000,000
$0
12/31/07
12/31/08
9/30/09

TaylorCapitalGroup

15 Asset Quality (continued) Reduced residential construction exposure Land Land Under Development Construction

Commercial Real Estate Loans	9/30/09
Owner Occupied – Commercial	$ 316,124,075
Retail Strip Centers or Malls	$ 212,011,255
Multi-Family (Rental / Apt)	$ 136,350,006
Nonowner Occupied – Commercial	$ 134,784,503
Specialized – Other	$ 121,982,554
7 Other CRE Groupings	$ 234,861,448
TOTAL	$ 1,156,113,841

TaylorCapitalGroup

16 Asset Quality: Smaller CRE Portfolio Concentrations • Other CRE concentrations, post residential construction not nearly so large

Condensed Income Statement	4Q08	1Q09	2Q09	3Q09
		($ in thousands)		
Net interest income	$ 24,414	$ 27,346	$ 30,380	$ 32,375
Total noninterest income	1,085	5,343	12,137	3,376
Total noninterest expense	21,630	21,165	23,707	22,516
Pre-tax, pre-provision income	3,869	11,524	18,810	13,235
Provision for loan losses	30,353	15,563	39,507	15,539
Loss before income taxes	(26,484)	(4,039)	(20,697)	(2,304)
Income tax expense (benefit)	(11,648)	(1,221)	2,558	144
Net loss	(14,836)	(2,818)	(23,255)	(2,448)
Preferred dividends and discounts	(2,150)	(2,862)	(2,868)	(2,873)
Net loss applicable to common stockholders	$ (16,986)	$ (5,680)	$ (26,123)	$ (5,321)

Condensed Balance Sheet	4Q08	1Q09	2Q09	3Q09
		($ in thousands)		
Total loans	$ 3,233,261	$ 3,214,096	$ 3,177,739	$ 3,114,254
Allowance for loan losses	128,548	130,282	132,927	107,132
Total assets	4,388,889	4,596,701	4,548,325	4,485,081
Total deposits	3,131,046	3,147,653	3,204,574	3,052,729
Total borrowings	879,470	1,060,212	974,344	1,086,892
Total stockholders' equity	307,087	311,425	271,635	289,020

15%
10%
5%
0%
13.02%
10.22%
12.87%
10.07%
12.51%
9.67%
12.75%
9.86%
4Q08
1Q09
2Q09
3Q09
Total Capital (to Risk Weighted Assets)
Tier I Capital (to Risk Weighted Assets)

TaylorCapitalGroup

17 17 Financial Summary Capital Ratios

$27.9
$32.0
$34.9
$35.4
$36.0
$27.0
$18.0
$9.0
$0
$ in millions
4Q08
1Q09
2Q09
3Q09

TaylorCapitalGroup

• Increasing Revenue 18 Total Revenues

4Q08
$470,990
1Q09
$541,895
2Q09
$597,734
3Q09
$615,590
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
Demand Deposit Accounts

4Q08
$2,012,786
$1,118,260
1Q09
$2,206,149
$941,504
2Q09
$2,349,176
$855,398
3Q09
$2,325,648
$727,081
$0
$250,000
$500,000
$750,000
$1,000,000
$1,250,000
$1,500,000
$1,750,000
$2,000,000
$2,250,000
In-Market Deposits
Out of Market Deposits

TaylorCapitalGroup

19 Reduced Funding Costs • Increased core relationship deposits • Reduced reliance on wholesale & brokered funding 19

2.95%
2.60%
2.35%
2.37%
2.58%
2.76%
2.92%
3.00%
2.25%
1.50%
0.75%
0%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09

TaylorCapitalGroup

20 Reduced Funding Costs • Improved Net Interest Margin 20

1.00%
0.75%
0.50%
0.25%
0%
76.34%
88.39%
108.69%
77.53%
66.09%
67.89%
63.65%
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09

500
400
300
200
100
414
435
454
450
423
425
421
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09

TaylorCapitalGroup

21 21 Controlling Expenses Improved Efficiency Ratio Full Time Employees

22 22
Summary
•
Challenging economic conditions
– Priority #1 is asset quality
•
Strong and clearly defined strategy
– Focused on building our core business
– Need for prudent growth
– Grow revenue streams
– Return to profitability

23 23 Questions ?

24 24 Thank you